United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2005

Langer, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12991	11-2239561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

450 Commack Road, Deer Park, New York	11729-4510
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 631-667-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On July 13, 2005, Langer, Inc. (the "Company") issued a press release announcing that the underwriters in its public offering of 5,000,000 shares of its common stock, which closed on June 15, 2005, have exercised a portion of their over-allotment option and purchased an additional 226,989 shares of its common stock at $6.50 per share. Piper Jaffray & Co. acted lead managing underwriter for the offering, and each of Ryan Beck & Co. and Wm Smith Securities, Incorporated acted as the co-managers for the offering.

A copy of the press release issued by the Company on July 13, 2005, is attached hereto as an exhibit.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is hereby filed as part of this Current Report on Form 8-K:

Number	Exhibit
99.1	Press release dated July 13, 2005

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 13, 2005

Langer, Inc.

By: /s/ Joseph P. Ciavarella Joseph P. Ciavarella, Vice President and Chief Financial Officer

Exhibit Index

Number	Exhibit

99.1	Press release dated July 13, 2005